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                                                                    Exhibit 10.3

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GUARANTOR: George Luburich, II      BORROWER: Great Lakes Capital Acceptance LLC
                                              Great Lakes Funding I, LLC

ADDRESS: 375 W. Erie St. #507       ADDRESS:  27 East Monroe Street, Suite 700
         Chicago, IL 60610                    Chicago, IL 60603

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CONTINUING GUARANTY
UNLIMITED

     This Continuing Guaranty Unlimited (this "Guaranty") is made as of the 11th day of December, 2002.

                                   WITNESSETH

     WHEREAS, Great Lakes Capital Acceptance LLC and Great Lakes Funding I, LLC ("Borrower," whether one or more) and Textron Financial Corporation ("Lender") entered into a certain Loan and Security Agreement dated as of even date herewith (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement");

     WHEREAS, pursuant to the Loan Agreement, Lender has agreed subject to certain conditions precedent, to make loans and other financial accommodations to the Borrower from time to time;

     WHEREAS, George Luburich, II ("Guarantor") will directly and indirectly benefit from the loans and other financial accommodations made to the Borrower pursuant to the Loan Agreement;

     WHEREAS, Lender has required as a condition, among others, of extending credit to Borrower, that Guarantor enter into this Guaranty.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     For the purpose of inducing Lender to lend money or extend credit to Borrower, the Guarantor hereby unconditionally guarantees the prompt and full payment to Lender when due, whether by acceleration or otherwise, of all Obligations of any kind for which Borrower is now or may hereafter become liable to Lender in any manner.

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     The word "Obligations" means, without limitation, all indebtedness, debts and liabilities (including principal, interest, interest accruing following the filing of a bankruptcy petition by or against Borrower at the applicable rates specified in the Loan Agreement, whether or not such interest is allowed as a claim in bankruptcy, late charges, collection costs, attorneys' fees and the like) of Borrower to Lender, either created by Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by the Loan Agreement, note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor, including without limitation, all indebtedness owed by Borrower to Lender by reason of credit extended or to be extended to Borrower in the principal amount of $7,000,000, pursuant to the Loan Agreement or one or more instruments of indebtedness and related documents.

     Guarantor hereby promises that if one or more of the Obligations are not paid promptly when due, Guarantor will, upon request of Lender, pay the Obligations to Lender, irrespective of any action or lack of action on Lender's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

     Guarantor waives notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Borrower to Lender, will extend to all future Obligations of Borrower to Lender, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect until the Obligations are paid in full and until the Borrower has no right to request further advances under the documents or instruments evidencing the Obligations. Lender's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

     In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of any Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Lender in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until all Obligations shall have been indefeasibly paid in full in cash and duly and fully performed.

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     Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of any and all Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by Lender. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by Lender to Borrower, or to Guarantor, and no omission or delay on Lender's part in exercising any right against, or in taking any action to collect from or pursue Lender's remedies against Borrower or Guarantor, or any of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that Lender may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that Lender will not be required to pursue or exhaust any of its rights or remedies against Borrower or Guarantor, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.

     Guarantor agrees to furnish true and complete financial statements from time to time on request of Lender as provided in the Loan Agreement and agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

     Except as provided below, Guarantor agrees that any and all claims of Guarantor against Borrower, any other guarantor or any endorser of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations, and any right of Guarantor to ask, demand, sue for, take or receive any payment from Borrower, all rights and liens of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of Borrower (whether constituting part of the collateral securing the Obligations or otherwise) shall be and hereby are subordinated to the rights of Lender in those assets; provided, however (subject to any applicable provisions of the Loan Agreement), if no Event of Default under the Loan Agreement shall have occurred and be continuing, Borrower may make, and Guarantor may accept regularly scheduled payments of principal of and interest on indebtedness owing to Guarantor until Lender notifies Guarantor otherwise. If all or any part of the assets of Borrower, or the proceeds thereof, are subject to any distribution, division or application to the creditors of Borrower, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of Borrower is dissolved or if substantially all of the assets of Borrower are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of Borrower to Guarantor ("Borrower Indebtedness")

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shall be paid or delivered directly to Lender for application on any of the
Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. Guarantor irrevocably authorizes and empowers Lender to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Guarantor such proofs of claim and take such other action, in Lender's own name or in the name of Guarantor or otherwise, as Lender may deem necessary or advisable for the enforcement of this Guaranty. Lender may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by Guarantor upon or with respect to Borrower Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between Borrower and Lender, Guarantor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender, in precisely the form received (except for the endorsement or assignment of Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by Guarantor as the property of Lender. If Guarantor fails to make any such endorsement or assignment to Lender, Lender or any of its officers or employees are hereby irrevocably authorized to make the same. Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between Borrower and Lender have been terminated, Guarantor will not assign or transfer any claim Guarantor has or may have against Borrower.

WAIVER OF RIGHT TO TRIAL BY JURY

     GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR OR LENDER WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.

     If any Obligation of Borrower is assigned by Lender, this Guaranty will inure to the benefit of Lender's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from

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any duty to Lender hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio.

     The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.

     If at the time of payment of the Obligations and any discharge hereof, Guarantor shall be then directly or contingently liable to Lender as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Lender may continue to hold any collateral of Guarantor as security therefor, even though this Guaranty shall have been surrendered to Guarantor. Lender shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, Lender may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

     Executed and delivered at Columbus, Ohio, as of the date set forth above.

                                                 GUARANTOR


                                                 /s/ George Luburich, II
                                                 -------------------------------
                                                 George Luburich, II

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